SCHEDULE 14C INFORMATION

(RULE 14C-101)

Information Statement Pursuant to Section 14 (c)

 of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

GLOBAL INNOVATIVE PLATFORMS INC.

(Name of Registrant as Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid: Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) ☐ and identify the filing for which the fee was paid previously. Identify the filing by registration statement number, or the Form or Schedule and the date of filing.

(1)	Amount previously paid:

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(4)	Date Filed:

Global Innovative Platforms Inc.

629 Guild Drive

Venice, Florida 34285

941.320.0789

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

Venice, Florida

*, 2021

This information statement will be mailed on or about *, 2021 to the holders of the Common Stock (as hereinafter defined) of Global Innovative Platforms Inc., a Delaware corporation (the “Company”) in connection with certain actions to be taken pursuant to the written consent dated November 8, 2021 (the “Written Consent”) of the Company’s stockholders holding a majority of the voting power of the outstanding Common Stock of the Company (the “Majority Stockholders”). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, the actions to be taken pursuant to the Written Consent shall be taken on or about *, 2022, twenty (20) days after the mailing of this information statement. Only shareholders of common stock of record at the close of business on *, 2021 are being given notice of the actions to be taken pursuant to the Written Consent (the “Record Date”) and such notice is being given solely for the purpose of informing them of such corporate actions before they take effect. The details of the actions to be taken pursuant to the Written Consent are set forth in the accompanying information statement.

The cost of furnishing this information statement will be borne by us. We will mail this information statement to the registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

THIS IS NOT A NOTICE OF A SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Global Innovative Platforms Inc.

/s/ Matthew Veal

Authorized Person

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED NOVEMBER 8, 2021

To the Holders of Our Common Stock:

NOTICE IS HEREBY GIVEN that on November 8, 2021, the Company’s Board of Directors and the Majority Stockholders adopted the Written Consent, in lieu of a special meeting of the stockholders approving the following action:

1.	The appointment of one (1) member to our Board of Directors to hold office until our 2022 Annual Meeting or until his respective successor is elected and qualified.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock as of the Record Date.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 1,990,000,000 shares of common stock par value $0.0001 (the “Common Stock”) and 10,000,000 shares of preferred stock (“Preferred Stock”), of which none have been designated.

Also as of the Record Date, there are 619,085 shares of Common Stock and no shares of Preferred Stock issued and outstanding.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this information statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2022.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the common stockholders of the Record Date of the following corporate actions expected to be taken on or around *, 2022:

●	The appointment of one (1) member to our Board of Directors to hold office until our 2022 Annual Meeting or until his respective successor is elected and qualified.

Each outstanding share of Common Stock as of record on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent. Stockholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company’s outstanding shares of Common Stock voted in favor of the Proposal.

What Constitutes the Voting Stock of the Company?

The voting power entitled to vote on the Proposals consists of the vote of the holders of a majority of the voting power of the outstanding Common Stock. As of the Record Date, there are 619,085 shares of Common Stock and no shares of Preferred Stock issued and outstanding.

What Vote is Required to Approve the Proposals?

The affirmative vote of a majority of the voting power of the shares of Common Stock outstanding on the Record Date is required for approval of the Proposal. The Majority Stockholders, as stockholders owning a majority of the voting power of the outstanding shares of common stock voted in favor of the Proposal pursuant to the Written Consent.

What Corporate Matters Did Holders of a Majority of the Common Stock Vote For?

The Majority Stockholders have voted in favor of the following Proposal:

1.	The appointment of one (1) member to our Board of Directors to hold office until our 2022 Annual Meeting or until his respective successor is elected and qualified.

I share an address with another stockholder, and we received only one paper copy of the Information Statement and Annual Report. How can I obtain an additional copy?

Unless we have received contrary instructions, we may send a single copy of this notice and information statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 629 Guild Drive, Venice, Florida 34285 to inform us of their request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Are this Information Statement, the Annual Report on Form 10-K, and our other SEC filings available online?

We presently do not have a website. We have enclosed a copy of our Annual Report to Stockholders with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of the Record Date by (i) each person who is a beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.

Unless otherwise noted, (i) we believe that all persons named in the table will have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them and (ii) the address of each beneficial owner will be c/o Global Innovative Platforms, Inc., 629 Guild Drive, Venice, Florida 34285.

Name and Address of Beneficial Owner, Directors and Officers:	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership (1)
Matthew Veal	-0-	**
All executive officers and directors as a group (1 person)	-0-	**

Beneficial Shareholders of Common Stock greater than 5%
Jeffrey Conley	37,125	6.00%
David AB Brown (2)	92,812	15.00%
Money Tree Solutions, LLC (3)	92,812	15.00%
James C. Jones (4)	92,812	15.00%

** Less than 1%.

(1) Applicable percentage of ownership is based on 619,085 shares of common stock outstanding and 0 shares of Preferred Stock issued and outstanding on * , 2021. Percentage totals are calculated separately based on each class of capital stock. Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of * , 2021, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of * , 2021, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Shares held by David A B Brown, Roth, 401(k) Profit Sharing Plan.

(3) Andrew Brown has voting and dispositive over the shares held by Money Tree Solutions, LLC.

(4) Shares held by Law Offices of James C. Jones 401(k)

ACTION 1

ELECTION OF BOARD OF DIRECTORS

General

Pursuant to our Articles of Incorporation, the holders of our Common Stock may elect our directors. The nominee has advised us that he is able and willing to serve as director until the 2022 Annual Meeting or until his respective successor is elected and qualified.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

There are no family relationships among the directors. All directors are elected to hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified.

The Board of Directors has no standing committees and acts as its own nominating, compensation and internal audit committee.

Nominees for Election as Director

The following table sets forth the names and ages of the nominees for our Board of Directors:

Name	Age
Matthew Veal	62

Matthew Veal is a former chief executive officer, director and chief financial officer of Hangover Joes Holding Company, a position he held from 2013 to 2018, after serving several years in various capacities in small public companies. Since 2018, Mr. Veal has worked as a consultant for several private companies and individuals. In 2018, Mr. Veal for filed bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the Middle District of Florida with all matters discharged in 2019. Mr. Veal earned a B.S. degree in Accounting (1980) from the University of Florida. Mr. Veal’s business, management, and accounting knowledge and executive leadership experience qualify him well to serve as a member of our Board.

 Forward-Looking Statements and Information

This information statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates” , “ intends” , “ believes” , “ estimates” , “ expects” , “ plans” , “ projects” , “ targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this information statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this information statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

*, 2021

/s/ Matthew Veal

Matthew Veal

Authorized Person